UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

Adam W. Smith
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6115
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2017

Date of reporting period:  February 28, 2017

Item 1. Reports to Stockholders.

Semi-Annual Report

Morgan Dempsey Small/Micro Cap Value Fund (MITYX)

February 28, 2017

Investment Adviser

Morgan Dempsey Capital Management, LLC
111 Heritage Reserve
Suite 200
Menomonee Falls, Wisconsin 53051

Phone: 877-642-7227

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	9

INVESTMENT HIGHLIGHTS	11

SCHEDULE OF INVESTMENTS	13

STATEMENT OF ASSETS AND LIABILITIES	17

STATEMENT OF OPERATIONS	18

STATEMENTS OF CHANGES IN NET ASSETS	19

FINANCIAL HIGHLIGHTS	20

NOTES TO FINANCIAL STATEMENTS	22

NOTICE OF PRIVACY POLICY & PRACTICES	29

ADDITIONAL INFORMATION	30

Dear Shareholders,

The Fund year began with a whimper and ended 2016 with a Trumpian roar.  Despite declining nearly -2% during October, the S&P 500® Index (“S&P 500”), often considered a proxy for the U.S. equity market, ended the quarter with a +3.8% total return.  The market’s significant two-month rally, sparked by Donald Trump’s unexpected victory in the Presidential election, carried the S&P 500 and many major U.S. equity indices to new all-time highs.  Investors relegated risk aversion to the ash-heap of history – at least for the short-term – as they stampeded into stocks.

One of the more interesting aspects of the equity market’s post-election surge is that investors generally treated a potential Trump presidency with apprehension during the course of the campaign.  According to a story in Business Insider, the co-chief investment officers of Bridgewater Associates, the world’s largest hedge fund, went as far to predict double-digit losses in the U.S., European and Chinese stock markets if Trump won the election.  This prediction seemed to be validated as S&P 500 futures dropped the maximum limit (-5%) in late night trading on November 8th as a Trump victory became apparent.  However, in a surprising twist, the decline in the futures began to reverse during the early hours of November 9th.  The positive trend continued when the stock market opened, with the S&P 500 eventually rising over 1% for the day.  This was the beginning of the “Trump rally” that continued through the end of the year.

The rationale for the overnight market reversal and ongoing equity market rally seems to be as analytically flawed as the original predictions of a significant stock market decline.  When analysts expected Hillary Clinton to cruise to victory and generally maintain the status quo, they emphasized the potentially negative economic impact of a disruptive Trump administration, particularly its immigration and trade policies.  They gave little consideration to its potentially positive positions.  Once Trump’s triumph seemed assured, investors became much more enamored with the positive economic potential of policies such as infrastructure spending, regulatory reduction, and tax reform while downplaying their previous concerns.  In both cases, market participants cherry-picked the available information to fit the current political and investment narratives.  While the analysis may have been flawed, it catalyzed a powerful equity rally that particularly benefitted Financial, Infrastructure and other economically sensitive stocks.

The election of a new administration with plans to implement infrastructure spending and tax reform, two stimulatory fiscal policies, is occurring at an opportune time.  The Federal Reserve has recently started to wean both the U.S. economy and the equity markets off of its extraordinarily loose monetary policy by slowly increasing the Federal Funds rate.  This could prove to be detrimental for an economy which, while showing some signs of life, remains mired in one of the weakest expansions since 1949. The expected ramp-up of government spending and tax cuts just as Federal Reserve monetary policy begins to tighten could help to support an economy and stock market that seem to have become dependent on government and/or Central Bank largesse since 2009.

We think that the post-election equity rally was overdone.  The belief that a new administration’s policies would be an instantaneous panacea for economic malaise and generally mediocre company fundamentals seemed a little naïve.  Tax cuts and an infrastructure bill, if properly structured, will take time to pass Congress.  They also have the potential to at least temporarily balloon the government deficit, adding to the country’s growing pile of debt.  A shift to more U.S.-centric trade policies will probably be disruptive to those companies with overseas manufacturing facilities while potentially pressuring the profits of U.S. multinationals.  Tariffs, while aiding American manufacturers, often increase prices, potentially dampening consumption and with it the profitability of consumer-centric companies.  While a generally pro-business administration should be viewed as a long-

term positive for both the economy and the equity market – unless you are a company that draws the ire of a Trumpian tweet – it will take time for investors to be able to reasonably gauge the impact of the administration’s mix of pro-growth and populist policies.

The stock market bulls continued their domination of the bears during the first two months of the calendar quarter of 2017.  The S&P 500, an often used proxy for the U.S. equity market, generated a total return of 6.1% during the first three months of the year.  While this could be viewed as a continuation of the already mythical Trump rally, the internal dynamics of the market’s first quarter performance significantly deviated from those of the post-election melt-up.  Was some other game afoot?

The fourth quarter 2016 rally, based on expectations for pro-growth and pro-business policies from the new (and unexpected) Trump administration, centered on the more cyclically oriented areas of the market that traditionally perform well during the early days of an economic expansion.  The Financial Services, Producer Durable, and Energy sectors were the strongest performing Large Cap sectors during the end of year rally.  The more defensive Consumer Staple and Healthcare sectors, as well as the Technology sector, produced the weakest returns.

The internal dynamics of the first calendar quarter of 2017 looked quite different from those of its immediate predecessor. We believe that this was a reflection of the changing investor sentiment surrounding the new administration’s ability to quickly implement its pro-growth policies.  While the President could immediately begin to reduce some regulation via Executive orders, his ability to quickly drive legislation to repeal and replace the Affordable Care Act (Obamacare), reform taxes or initiate a massive infrastructure program was limited by the need to have Congressional cooperation.  With the probability of a quick fix to the current economic malaise greatly reduced, investors appeared to rotate out of economically sensitive stocks and into those with more potential for consistent performance in a relatively stagnant economy.  The Technology and Health Care sectors were the strongest performing Large Cap sectors during the first quarter, while Energy, Utilities, and Financial Services were the three worst.

Although this fiscal policy-centric explanation for the changing internal dynamic of the stock market is somewhat simplistic, it illustrates the enormous impact that both fiscal and monetary policy continue to exert on equities.  A major change in investor expectations surrounding the timing and execution of such fiscally stimulatory measures as tax cuts/reform and infrastructure spending did not result in a significant drawdown in stock prices.  Instead, funds were shifted among the different sectors of the market.  It appears that market participants still believe that the Federal Reserve has their backs.

Investors seemed more concerned about being correctly positioned for the next rally than by the fact that a significant change in the investment environment could actually result in a stock market decline.  This is reflected in the unusually low level of volatility that investors in Large Cap indices experienced during the quarter.  According to the Wall Street Journal, the S&P 500 posted an average daily swing of .3172%, its lowest since Q3 of 1967, the CBOE Volatility Index® (VIX) posted its second-lowest quarterly average ever, and the Dow Jones Industrial Average had more quiet days (up or down .1%)  than in all but 22 quarters since 1944.  This occurred during a period in which the Federal Reserve raised interest rates, the U.K. initiated its withdrawal from the European Union, the ability of the Trump administration to quickly pass its aggressive domestic agenda came into question, and the countdown to another debt ceiling confrontation began.  The lack of overall market volatility during a period with many potentially disruptive events implied a significant level of investor complacency.  This can be a troublesome factor in any bull market.  It can be a significant problem in one that is over eight years old.

We suspect that investors remain convinced that the Federal Reserve, despite indicating through word and deed that a monetary tightening cycle has begun, is still prepared to immediately reverse its policies and intervene in the equity market at the first sign of duress.  This gives market participants the confidence to aggressively pursue performance with little regard for the overall market risk of their strategies.  While this may help to explain the combination of dramatic shifts in the internal dynamics of the market with a seemingly placid investment environment, we don’t see it as an effective approach to equity investing.

We believe that risk control is the most important component of portfolio management.  While this can sometimes be painful during extended bull markets when it seems like the market will never decline, we are convinced that it is the right way to manage client accounts.

Fund Performance

For the six months ended February 28, 2017 the Morgan Dempsey Small/Micro Cap Value Fund returned 13.76% vs. the Russell 2000® Value Index which returned 15.80%.

Issue Specific

The following were our strongest performing companies and our weakest performing companies for the Fund for the six months ended February 28, 2017:

Top 3 Contributors for the six months ended February 28, 2017:

Marcus Corporation	Consumer Discretionary: Entertainment – Movie Theaters

The Marcus Corporation (Marcus), together with its subsidiaries, operates as a lodging and entertainment company in the United States. It operates through two segments, Movie Theatres, and Hotels and Resorts. Marcus continues to benefit from a strong theater slate. The upcoming slate looks strong as well. There is no shortage of summer blockbusters. There is also further possibilities of divesting hotels and acquiring more theaters. They have nearly ended a cycle of relatively higher capital expenditures and are realizing the benefits of their investments into updating their theaters and hotels.

MSA Safety Incorporated	Industrials: Safety Clothing and Equipment

MSA Safety Incorporated develops, manufactures, and supplies safety products that protect people and facility infrastructures in North America, Europe, and internationally. The company continues to see strong demand for their newest product, the G1 self-contained breathing apparatus (SCBA). The company also expects that some of its other markets that have been depressed because of lower oil/gas prices should rebound in 2016/2017.

Unit Corporation	Energy: Crude Oil and Natural Gas Exploration/Production

Unit Corporation (Unit), together with its subsidiaries, operates as an oil and natural gas contract drilling company primarily in the United States. Unit has a diverse business mix and acreage. The company has rebounded nicely as the price of oil rose and somewhat stabilized. Contract drilling for Unit has also improved. The number of rigs in service increased from a low of 13 to 20. Even during the difficult time Unit has experienced, the company decreased debt by $64 million during 2016.

Bottom 3 Contributors for the six months ended February 28, 2017:

Sturm, Ruger & Company, Inc.	Consumer Discretionary: Firearms & Accessories

Sturm, Ruger & Company, Inc. (Ruger) designs, manufactures and sells firearms under the Ruger trademark in the United States. When Trump won the election, there was a sharp sell-off. We believe the market had priced in a Clinton victory, which would have benefited gun manufacturers. Company strengths include a rebound in new product launches. Ruger has also recently upgraded its facilities in Mayodan, North Carolina, which should continue to strengthen cash flows. Ruger also appears to be the only true publicly traded gun manufacturer. Competitors such as Smith and Wesson (recently renamed American Outdoor Brands Corp) and Vista Outdoor continue to diversify away from guns into the outdoor market (camping, fishing, hiking, boating/kayak). We believe that the changing demographics of gun owners (new gun owners, seniors, women) and the growth of the shooting sports, bodes well for Ruger.

Cal-Maine Foods, Inc.	Consumer Staples: Packaged Food

Cal-Maine Foods, Inc. (Cal-Maine) produces, grades, packages, markets, and distributes shell eggs. While demand for eggs remains strong, prices have fallen recently as avian flu fears have dissipated with fewer cases being reported. The company continues to see strong demand for its cage free and specialty egg products. The company has invested a significant amount of money into bio-security, which should help protect its flock from potential future hazards. Cal-Maine is struggling due to a correction in egg prices. The company missed earnings pretty severely in March. Partially responsible is the tough comps from a year ago when large flocks of egg-laying chickens were destroyed due to the Avian Influenza. Average selling prices were 27.9% lower than a year ago. The egg industry has repopulated farms and laying hen numbers are reported to approach the pre-Avian Influenza levels. This younger population is more productive and has resulted in a larger number of eggs.

Duluth Holdings Inc.	Consumer Discretionary: Specialty Apparel Stores

Duluth Holdings Inc. (Duluth) markets clothing, tools, and accessories under the Duluth Trading brand primarily through its Website and catalogs for contractors and serious do-it-yourselfers in the United States. It offers shirts, pants, casual wear, workwear, underwear, outerwear, footwear, accessories, and hard goods for men and women. The company markets its products under the various trademarks, trade names, and service marks, including Alaskan Hardgear, Armachillo, Ballroom, Bucket Master, Buck Naked, Cab Commander, Crouch Gusset, Dry on the Fly, Duluth Trading Company, Duluthflex, Fire Hose, Longtail T, No Polo Shirt, and Wild Boar Mocs. It also operates six retail stores and an outlet store in Minnesota, Iowa, and southern Wisconsin. After beating earnings expectations every quarter since going public, the company’s stock performance has disappointed us. Looking at negatives, retail as a whole (Ex-Amazon) has been doing poorly. Very few fashion trends are developing and taking hold. Unseasonably warm weather in December shifted purchasing patterns and customers waited longer to do their holiday shopping.  We think that these trends will likely continue for some time but Duluth’s aggressive strategy in opening new stores to build around its solid marketing and brand will be lucrative going forward.

Sector Performance:

The following were our strongest performing sectors and our weakest performing sectors for the six months ended February 28, 2017:

For the period, the Fund’s selections and weight in Industrials, Energy, and Real Estate positively impacted Fund performance.

Top 3 Performing Industries:

Industrials
Energy
Real Estate

Bottom 3 Performing Industries:

Financials
Materials
Information Technology

Mid-Year Perspective

The bullish reaction to Donald Trump’s election appeared to be based on expectations for infrastructure spending, tax reform and a reduction in regulation. We have now reached a point where the President-elect’s rhetoric needs to be transformed into reality. The form that these policies eventually take after moving through Congress and the speed in which they are implemented will determine their impact on both the economy and individual companies.  While some items such as regulatory change have begun relatively quickly, we suspect that investors eventually will be disappointed by the glacial pace of the transformation of campaign promises into law.  It also is important to remember that some of Trump’s less economically appealing campaign promises, particularly in the realm of trade policy, probably will be implemented.  These could offset, or even overpower, the positive impact of the “good” policies that investors currently are anticipating.

We are entering into an interesting period in which a new President has a perspective and policy prescriptions that are significantly different from his predecessor.  It will be a time of change, both positive and negative, that will inevitably be impacted by external events and unexpected consequences.  We believe that caution is warranted, particularly with a stock market that appears to be fully valued.

The defensive positioning of the Fund prevented it from fully participating in the post-election equity market rally.  We are none-the-less satisfied with the full 2017 year relative performance, and we are maintaining our defensive posture throughout 2017.  The Fund is positioned for a sustained shift back to value and away from high beta, low-quality stocks. We believe that the conservative nature of the companies in which the Fund invests (high levels of cash and low debt) make the Fund defensive with strong management and aversion to debt make the Fund’s holdings attractive in difficult economic environments. From a strategic analysis, we consider most of the Fund’s portfolio as defensive in nature, and we believe that it is important to remain focused on managing risk instead of reaching for return as the year unfolds.

Continued risk to the economic landscape in the U.S.

As we have stated in the past, the Affordable Care Act and the growing Federal deficit are major risks to the economy and the equity markets.

Fundamental, geopolitical, behavioral, themes, sectors, etc.:

The number of geopolitical tensions does not appear to be in short supply. Conflicts with Russia in Syria, Ukraine, the Baltic States, etc., or tensions with North Korea, or China, or terrorism, and economic uncertainty weigh on the markets, even if it is not reflected in the current levels.

Potential opportunities:

We can generally find opportunities in the under followed micro-cap area in undiscovered names.

The Fund continues to hold industrial companies with high-quality balance sheets that leverage their advantage from the “re-onshoring” of manufacturing that was previously exported and is now returning to the U.S.  We look for companies that leverage new technology that they may not have internally created, such as robotics. Many Industrials are currently being negatively impacted by their exposure to the oil and gas markets. Some price stabilization in oil has been beneficial.

The Fund is heavy in companies that are participating in the repair of our crumbling infrastructure. This has been a fairly long-term theme for the Fund, and as money is spent from the highway bill passed in December of 2015, we believe our companies that operate in road and infrastructure construction will continue to benefit. We believe that if President Trump successfully passes his planned 1 trillion dollar infrastructure bill, our companies will greatly benefit from the added spending.

We expect trepidation in the equity markets from the Fed’s serial interest rate hikes through 2017.  As stated before, we believe the Fund is well-positioned for a normalized interest rate environment.

Looking ahead to a Fund year end in August 2017, we believe our pursuit of companies with strong competitive characteristics, strong “fortress” balance sheets combined with our preference for Founder/Owner Operator run businesses gives the Fund an additional level of protection if the economy weakens or there is a sharp correction in the equity markets. Our emphasis on dynamic, strong business models and market leaders who are focused on organic growth through new product development should allow us to continue to participate in up markets. We remain fully invested and confident that we can achieve our goal of outperforming our benchmark over full market cycles.

Past performance is not a guarantee of future results.

The information provided herein represents the opinion of Morgan Dempsey Capital Management, LLC and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in small and micro cap companies involve additional risks such as limited liquidity and greater volatility.  Unlike mutual funds, exchange-traded funds (ETFs) do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of its underlying portfolio. The Fund’s use of derivatives could cause losses due to the unexpected effect of market movements on a derivative’s price, or because the derivatives do not perform as anticipated.

Earnings growth is not a measure of the Fund’s future performance.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

Beta measures the sensitivity of rates of return on a fund to general market movements.

The CBOE Volatility Index® is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue-chip stocks, primarily industrials including stocks that trade on the New York Stock Exchange.

You cannot invest directly in an index.

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

The Morgan Dempsey Small/Micro Cap Value Fund is distributed by Quasar Distributors, LLC.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/16 – 2/28/17).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares of the Fund within 90 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the direct expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Expense Example (Continued)
(Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	9/1/16	2/28/17	9/1/16 – 2/28/17*
Actual	$1,000.00	$1,137.60	$6.89
Hypothetical (5% annual
return before expenses)	$1,000.00	$1,018.35	$6.51

*	Expenses are equal to the Fund’s annualized expense ratio of 1.30%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Investment Highlights
(Unaudited)

The investment objective of the Fund is long-term capital appreciation. To achieve its investment objective, the Fund invests in companies with micro- and small-size market capitalizations (“micro-cap” and “small-cap” companies).  The Fund currently defines micro-cap companies as companies with market capitalizations between $50 million and $500 million and small-cap companies as companies with market capitalizations between $500 million and $3 billion.  Under normal market conditions, at least 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in common stocks and other equity securities of micro-cap and small-cap companies.  The Fund’s allocation of portfolio holdings as of February 28, 2017 is shown below.

Allocation of Portfolio Holdings
(% of Investments)

Continued

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Investment Highlights (Continued)
(Unaudited)

Average Annual Total Returns as of February 28, 2017

			Since Inception
	One Year	Five Years	(12/31/10)
Morgan Dempsey
Small/Micro Cap Value Fund	27.58%	8.50%	7.67%
Russell 2000® Value
Total Return Index	41.29%	13.43%	11.17%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-642-7227. The Fund imposes a 2.00% redemption fee on shares redeemed within ninety days of purchase. Performance quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The Russell 2000® Value Total Return Index is an unmanaged index of those Russell 2000 companies chosen for their value orientation.

One cannot invest directly in an index.

Growth of $10,000 Investment

*	Inception Date

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Schedule of Investments

February 28, 2017 (Unaudited)

	Shares	Value

COMMON STOCKS – 92.61%

Aerospace & Defense – 4.03%
CPI Aerostructures, Inc. (a)	7,722	$59,459
Cubic Corp.	3,481	182,927
National Presto Industries, Inc.	3,274	326,090
SIFCO Industries, Inc. (a)	31,660	283,357
		851,833

Automobiles – 1.24%
Thor Industries, Inc.	2,360	261,535

Banks – 2.97%
Ames National Corp.	4,569	147,122
Bar Harbor Bankshares	2,470	105,247
First of Long Island Corp.	7,418	203,981
German American Bancorp, Inc.	3,626	172,054
		628,404

Building Products – 2.50%
Apogee Enterprises, Inc.	7,016	401,174
CSW Industrials, Inc. (a)	3,405	126,326
		527,500

Capital Markets – 0.13%
Value Line, Inc.	1,549	27,727

Chemicals – 2.23%
Hawkins, Inc.	3,569	176,487
KMG Chemicals, Inc.	8,032	295,256
		471,743

Commercial Services & Supplies – 5.27%
MSA Safety, Inc.	15,408	1,113,229

Construction & Engineering – 4.64%
Granite Construction, Inc.	18,497	980,526

Containers & Packaging – 1.13%
AptarGroup, Inc.	3,202	238,581

Electrical Equipment – 2.53%
Espey Manufacturing & Electronics Corp.	6,077	148,461
LSI Industries, Inc.	29,137	287,873
Powell Industries, Inc.	3,009	98,214
		534,548

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Schedule of Investments (Continued)

February 28, 2017 (Unaudited)

	Shares	Value

Electronic Equipment, Instruments & Components – 2.55%
Badger Meter, Inc.	4,076	$149,182
Kimball Electronics, Inc. (a)	13,984	225,142
Park Electrochemical Corp.	8,616	164,738
		539,062

Energy Equipment & Services – 6.81%
CARBO Ceramics, Inc. (a)	16,005	205,344
Dril-Quip, Inc. (a)	3,655	224,234
Gulf Island Fabrication, Inc.	13,926	158,756
Oil States International, Inc. (a)	2,940	108,192
RPC, Inc.	8,427	168,540
Unit Corp. (a)	21,167	574,473
		1,439,539

Food & Staples Retailing – 2.16%
Weis Markets, Inc.	7,615	456,900

Food Products – 7.43%
Cal-Maine Foods, Inc.	6,177	234,417
Flowers Foods, Inc.	8,872	170,875
J & J Snack Foods Corp.	6,991	935,395
Sanderson Farms, Inc.	2,398	227,906
		1,568,593

Health Care Equipment & Supplies – 6.03%
Atrion Corp.	472	230,360
ICU Medical, Inc. (a)	1,833	275,683
Kewaunee Scientific Corp.	3,127	78,957
Merit Medical Systems, Inc. (a)	8,105	249,634
Span-America Medical Systems, Inc.	9,322	197,626
Utah Medical Products, Inc.	3,910	242,029
		1,274,289

Hotels, Restaurants & Leisure – 6.44%
Marcus Corp.	35,143	1,096,462
Monarch Casino & Resort, Inc. (a)	10,430	265,756
		1,362,218

Household Durables – 1.50%
Hooker Furniture Corp.	9,591	316,503

Household Products – 0.66%
Oil-Dri Corp. of America	3,956	139,568

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Schedule of Investments (Continued)

February 28, 2017 (Unaudited)

	Shares	Value

Insurance – 0.54%
Baldwin & Lyons, Inc. – Class B	4,768	$113,478

Internet & Direct Marketing Retail – 0.54%
Duluth Holdings, Inc. (a)	5,428	114,477

Leisure Products – 5.86%
Johnson Outdoors, Inc. – Class A	10,072	353,326
Sturm, Ruger & Co., Inc.	17,782	886,432
		1,239,758

Machinery – 18.13%
Astec Industries, Inc.	6,286	397,087
Columbus McKinnon Corp.	12,171	314,134
Franklin Electric Co, Inc.	2,618	109,694
FreightCar America, Inc.	7,237	99,219
Gorman-Rupp Co.	35,735	1,112,431
Graham Corp.	9,322	204,431
Hardinge, Inc.	18,114	189,654
Hyster-Yale Materials Handling, Inc. – Class A	3,623	220,604
LB Foster Co. – Class A	14,810	206,600
Lincoln Electronic Holdings, Inc.	2,084	175,494
LS Starrett Co. – Class A	3,785	41,635
MFRI, Inc. (a)	14,279	114,946
Miller Industries, Inc.	5,754	143,850
Sun Hydraulics Corp.	4,868	180,116
Twin Disc, Inc. (a)	17,628	322,592
		3,832,487

Metals & Mining – 1.34%
Ampco-Pittsburgh Corp.	10,415	152,059
Synalloy Corp.	12,509	130,719
		282,778

Road & Rail – 0.64%
Marten Transport Ltd.	5,480	134,534

Semiconductors & Semiconductor Equipment – 2.69%
Cabot Microelectronics Corp.	3,540	245,039
MKS Instruments, Inc.	4,915	322,424
		567,463

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Schedule of Investments (Continued)

February 28, 2017 (Unaudited)

	Shares	Value

Specialty Retail – 0.86%
Buckle, Inc.	5,959	$118,286
Zumiez, Inc. (a)	3,063	62,485
		180,771

Textiles, Apparel & Luxury Goods – 0.50%
Lakeland Industries, Inc. (a)	10,470	105,224

Thrifts & Mortgage Finance – 1.26%
Hingham Institution for Savings	1,416	265,557
TOTAL COMMON STOCKS (Cost $17,394,251)		$19,568,825

SHORT-TERM INVESTMENTS – 6.83%

Money Market Funds – 6.83%
STIT-Treasury Obligations Portfolio, Institutional Class, 0.380% (b)	1,442,822	1,442,822
TOTAL SHORT-TERM INVESTMENTS (Cost $1,442,822)		1,442,822

Total Investments (Cost $18,837,073) – 99.44%		21,011,647
Other Assets in Excess of Liabilities – 0.56%		118,552
TOTAL NET ASSETS – 100.00%		$21,130,199

(a)	Non-income producing security.
(b)	Seven day yield as of February 28, 2017.

The Schedule of Investments incorporates the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poors Financial Services LLC (“S&P”).  GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Statement of Assets and Liabilities

February 28, 2017 (Unaudited)

Assets
Investments, at value (cost $18,837,073)	$21,011,647
Dividends and interest receivable	33,853
Receivable for Fund shares sold	130,163
Other assets	11,048
Total Assets	21,186,711

Liabilities
Payable for Fund shares redeemed	20,473
Payable to affiliates	17,621
Payable to Adviser	5,958
Accrued expenses and other liabilities	12,460
Total Liabilities	56,512
Net Assets	$21,130,199

Net Assets Consist of:
Paid-in capital	$24,448,751
Accumulated undistributed net investment income	12,611
Accumulated net realized loss	(5,505,737)
Net unrealized appreciation on investments	2,174,574
Net Assets	$21,130,199

Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	1,494,985

Net asset value, redemption price and offering price per share(1)	$14.13

(1)	If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within ninety days of purchase.

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Statement of Operations

For the Six Months Ended February 28, 2017 (Unaudited)

Investment Income
Dividend income	$135,255
Interest income	647
Total Investment Income	135,902

Expenses
Management fees	104,010
Administration fees	20,855
Transfer agent fees and expenses	14,574
Fund accounting fees	14,187
Federal and state registration fees	10,293
Audit and tax fees	8,508
Legal fees	8,169
Chief Compliance Officer fees	3,982
Custody fees	3,023
Trustees’ fees	2,846
Reports to shareholders	1,976
Interest expense	120
Other expenses	2,673
Total Expenses	195,216
Less waivers and reimbursements by Adviser (Note 4)	(72,175)
Net Expenses	123,041

Net Investment Income	12,861

Realized and Unrealized Gain on Investments
Net realized gain from investments	293,156
Change in net unrealized appreciation on investments	2,108,227
Net Realized and Unrealized Gain on Investments	2,401,383
Net Increase in Net Assets from Operations	$2,414,244

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Statements of Changes in Net Assets

	Six Months Ended
	February 28, 2017	Year Ended
	(Unaudited)	August 31, 2016
From Operations
Net investment income	$12,861	$85,232
Net realized gain (loss) from investments	293,156	(2,710,010)
Net change in unrealized
appreciation on investments	2,108,227	3,923,766
Net increase in net assets from operations	2,414,244	1,298,988

From Distributions
Net investment income	(64,096)	(126,967)
Net decrease in net assets resulting
from distributions paid	(64,096)	(126,967)

From Capital Share Transactions
Proceeds from shares sold	3,716,997	6,178,892
Net asset value of shares issued to shareholders
in payment of distributions declared	9,584	20,976
Costs for shares redeemed(1)	(2,292,613)	(17,423,899)
Net increase (decrease) in net assets from
capital share transactions	1,433,968	(11,224,031)

Total Increase (Decrease) in Net Assets	3,784,116	(10,052,010)

Net Assets:
Beginning of period	17,346,083	27,398,093
End of period	$21,130,199	$17,346,083

Accumulated Undistributed Net Investment Income	$12,611	$63,846

(1)	Net of redemption fees of $204 and $2,082 for the period ended February 28, 2017 and year ended August 31, 2016, respectively.

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Financial Highlights

Six Months Ended
February 28, 2017
(Unaudited)

Net Asset Value, Beginning of Period	$12.46

Income from investment operations:
Net investment income(1)	0.01
Net realized and unrealized gain (loss) on investments	1.70
Total from investment operations	1.71

Less Distributions:
From net investment income	(0.04)
From net realized gain on investments	—
Total distributions paid	(0.04)
Paid-in capital from redemption fees (Note 2)(2)	0.00
Net Asset Value, End of Period	$14.13
Total Return(3)	13.76%

Supplemental Data and Ratios:
Net assets at end of period (000’s omitted)	$21,130
Ratio of expenses to average net assets:
Before waiver and expense reimbursement(4)	2.07%
After waiver and expense reimbursement(4)	1.30%
Ratio of net investment income (loss) to average net assets:
Before waiver and expense reimbursement(4)	(0.63)%
After waiver and expense reimbursement(4)	0.14%
Portfolio turnover rate(3)	10.11%

(1)	Per share net investment income was calculated using average shares outstanding.
(2)	Less than 0.05 cent per share.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)
The ratio of expenses to average net assets includes interest expenses. The annualized before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding interest expenses were 1.57% and 1.30% and 2.13% and 1.30% for the years ended August 31, 2015 and August 31, 2016, respectively.

(6)	Includes a voluntary waiver by U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A. which amounted to 0.53% of the total waiver.
(7)	Effective December 29, 2011, the expense cap was lowered to 1.30% from 2.00%.

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Financial Highlights (Continued)

Per Share Data for a Share Outstanding Throughout Each Period
Year Ended August 31,
2016		2015		2014		2013		2012
$11.56		$13.79		$12.30		$10.20		$9.62

0.05		0.05		0.02		0.07		0.04
0.93		(1.52)		1.63		2.29		0.57
0.98		(1.47)		1.65		2.36		0.61

(0.08)		(0.04)		(0.00	)(2)	(0.17)		—
—		(0.72)		(0.16)		(0.09)		(0.03)
(0.08)		(0.76)		(0.16)		(0.26)		(0.03)
0.00		0.00		0.00		0.00		0.00
$12.46		$11.56		$13.79		$12.30		$10.20
8.55%		(11.04)%		13.43%		23.64%		6.40%

$17,346		$27,398		$90,274		$18,110		$2,841

2.14	%(5)	1.58	%(5)	1.59%		3.42%		7.75%
1.31	%(5)	1.31	%(5)	1.30%		1.30	%(6)	1.49	%(7)

(0.38)%		0.12%		(0.13)%		(1.52)%		(5.82)%
0.45%		0.39%		0.16%		0.60	%(6)	0.44	%(7)
16.66%		7.83%		13.87%		37.76%		11.76%

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements
February 28, 2017 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Morgan Dempsey Small/Micro Cap Value Fund (the “Fund”) represents a distinct diversified series with its own investment objective and policies within the Trust.  The investment objective of the Fund is long-term capital appreciation.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The assets of the Fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.  The Fund became effective on April 30, 2010 and commenced operations on December 31, 2010.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.  Costs incurred by the Fund in connection with the organization and the initial public offering of shares were paid by Morgan Dempsey Capital Management, LLC (the “Adviser”), the Fund’s investment adviser.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.

If the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.  Portfolio securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and asked prices on such day or the security shall be valued at the latest sales price on the “composite market” for the day such security is being valued.  The composite market is defined as a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by a Pricing Service.

If market quotations are not readily available, a security or other asset will be valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees.  These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.  The Board of Trustees will regularly evaluate whether

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
February 28, 2017 (Unaudited)

the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Trust’s valuation committee.

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by an approved Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer.  Any discount or premium is accreted or amortized over the expected life of the respective security using the constant yield 2 method until maturity.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Redeemable securities issued by open-end, registered investment companies are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day.  All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded.

FASB Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

•	Level 1 –	Quoted prices in active markets for identical securities.

•	Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of February 28, 2017:

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
February 28, 2017 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks(1)	$19,568,825	$—	$—	$19,568,825
Short-Term Investments	1,442,822	—	—	1,442,822
Total Investments
in Securities	$21,011,647	$—	$—	$21,011,647

(1)	See the Schedule of Investments for industry classifications.

During the six months ended February 28, 2017, there were no transfers between levels for the Fund. It is the Fund’s policy to record transfers at the end of the reporting period.

The Fund held no Level 3 securities during the six months ended February 28, 2017. The Fund did not hold any financial derivative instruments during the reporting period.

(b) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

As of and during the six months ended February 28, 2017, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations.  During the six months ended February 28, 2017, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. taxing authorities for the tax periods prior to the year ended August 31, 2013.

(c) Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long-term or short-term capital gains at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(d) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
February 28, 2017 (Unaudited)

(e) Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.  The Fund charges a 2.00% redemption fee on shares redeemed within ninety days of purchase.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.  The Fund collected redemption fees during the six months ended February 28, 2017 amounting to $204.

(f) Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(g) Other

Investment transactions are recorded on the trade date.  The Fund determines the gain or loss from investment transactions using the first in – first out “FIFO” method by comparing the original cost of the security lot sold with the net sale proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid during the years ended August 31, 2016 and August 31, 2015 were as follows:

	August 31, 2016	August 31, 2015
Ordinary Income	$126,967	$1,301,826
Long-Term Capital Gain	—	2,240,024

As of August 31, 2016, the components of accumulated earnings on a tax basis were as follows:
Cost basis of investments for federal income tax purposes	$17,750,780
Gross tax unrealized appreciation	2,881,938
Gross tax unrealized depreciation	(3,126,505)
Net tax unrealized appreciation	$(244,567)
Undistributed ordinary income	63,846
Undistributed long-term capital gain	—
Total distributable earnings	$63,846
Other accumulated loss	(5,487,979)
Total accumulated loss	$(5,668,700)

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
February 28, 2017 (Unaudited)

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales.

At August 31, 2016, the Fund had the following short-term and long-term capital losses remaining, which will be carried forward indefinitely to offset future realized capital gains.  To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be first offset by any unused capital loss carryovers from the year ended August 31, 2016.

Short-Term	$2,511,152
Long-Term	2,976,827
$5,487,979

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended August 31, 2016, no such classifications were required.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Fund compensates the Adviser for its management services at the annual rate of 1.10% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through December 29, 2017, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses and extraordinary items) do not exceed 1.30% of the Fund’s average daily net assets (the “Expense Limitation Cap”).  For the six months ended February 28, 2017, expenses of $72,175 were waived or reimbursed by the Adviser.  Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed within three years from the date such amount was waived or reimbursed, subject to the operating expense limitation agreement, if such reimbursements will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the waiver; or (2) the expense limitation in place at the time of the recoupment.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

February 28, 2018	$80,476
August 31, 2018	$134,107
August 31, 2019	$156,656
February 29, 2020	$72,175

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
February 28, 2017 (Unaudited)

(5)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals.  USBFS also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as the Fund’s custodian.  Fees and expenses incurred for the six months ended February 28, 2017, and owed as of February 28, 2017 are as follows:

	Incurred	Owed
Administration	$20,855	$6,793
Accounting	$14,187	$4,642
Transfer Agency	$14,574	$4,606
Custody	$3,023	$257

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is a board member and an interested person of the Distributor.

The Fund also has a line of credit with US Bank (see Note 9).

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the six months ended February 28, 2017, the Fund was allocated $3,982 of the Trust’s Chief Compliance Officer fees.  As of February 28, 2017, fees of $1,323 were owed by the Fund to USBFS for Chief Compliance Officer services.

(6)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Six Months Ended	Year Ended
	February 28, 2017	August 31, 2016
Shares sold	272,712	542,809
Shares redeemed	(170,705)	(1,522,235)
Shares reinvested	668	1,850
Net increase (decrease)	102,675	(977,576)

(7)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six months ended February 28, 2017, were $1,873,699 and $2,147,893, respectively.  There were no purchases or sales of U.S. government securities for the Fund.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
February 28, 2017 (Unaudited)

(8)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act.  US Bank, custodian for the Fund, and Quasar, distributor for the Fund, are wholly owned subsidiaries of U.S. Bancorp.  USBFS provides transfer agency, fund accounting and fund administration services to the Fund and is a subsidiary of US Bank.  US Bank, for the benefit of its customers, holds more than 25% of the Fund’s outstanding shares, 75.72%, therefore, these entities are all considered affiliates of the Fund.

(9)	Line of Credit

At February 28, 2017, the Fund had a line of credit in the amount of the lessor of $2,500,000 or 33.33% of the fair value of unencumbered assets of the Fund, as defined, which matures on August 11, 2017.  This unsecured line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  Interest will be accrued at the bank’s prime rate (3.50% through December 14, 2016 and 3.75% thereafter through February 28, 2017).  The credit facility is with the Fund’s custodian, US Bank.  During the six months ended February 28, 2017, the Fund had borrowings on the line of credit on nine days, with an average borrowing and interest rate on those days of $136,000 and 3.58%, respectively. Interest expense of $120 incurred during the period is included within interest expense on the Statement of Operations. The balance as of September 1, 2016 of $440,000 was the maximum amount of borrowings outstanding during the six months ended February 28, 2017. As of February 28, 2017, the Fund did not have any borrowings on the line of credit outstanding.

(10)	Regulatory Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

(11)	Subsequent Events

The Funds have evaluated events and transactions that have occurred subsequent to February 28, 2017 and determined there were no subsequent events that would require recognition or disclosure in financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Additional Information
(Unaudited)

Tax Information

The Fund designated 100% of its ordinary income distribution for the year ended August 31, 2016, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended August 31, 2016, 100% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 877-642-7227.

Independent Trustees

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Michael D. Akers, Ph.D.	Trustee	Indefinite	Professor and	35	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 61		2001	Marquette University		(an open-end
			(2004–present).		investment
company with
two portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	35	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 60		2001	(1986–present).		(an open-end
investment
company with
two portfolios).

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jonas B. Siegel	Trustee	Indefinite	Retired (2011–	35	Independent
615 E. Michigan St.		Term; Since	present); Managing		Manager,
Milwaukee, WI 53202		October 23,	Director, Chief		Ramius IDF
Age: 73		2009	Administrative		fund complex
			Officer (“CAO”) and		(two closed-
			Chief Compliance		end investment
			Officer (“CCO”),		companies);
			Granite Capital		Independent
			International Group,		Trustee, Gottex
			L.P. (an investment		Trust (an open-
			management firm)		end investment
			(1994–2011).		company with
one portfolio)
(2010–2015);
Independent
Trustee, Gottex
Multi-Asset
Endowment
fund complex
(three closed-
end investment
companies)
(2010–2015);
Independent
Trustee, Gottex
Multi-
Alternatives
fund complex
(three closed-
end investment
companies)
(2010–2015).

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson	Indefinite	Chief Operating	35	Trustee, Buffalo
615 E. Michigan St.	and	Term; Since	Officer (2016–		Funds (an open-
Milwaukee, WI 53202	Trustee	August 22,	present); Executive		end investment
Age: 54		2001	Vice President,		company with
			U.S. Bancorp Fund		ten portfolios);
			Services, LLC		Trustee, USA
			(1994–present).		MUTUALS (an
open-end
investment
company with
two portfolios).

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

John P. Buckel	President	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.	and	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202	Principal	January 24,	Services, LLC
Age: 59	Executive	2013	(2004–present).
Officer

Jennifer A. Lima	Vice	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.	President,	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202	Treasurer	January 24,	Services, LLC
Age: 43	and	2013	(2002–present).
Principal
Financial
and
Accounting
Officer

Anita M. Zagrodnik	Chief	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	Compliance	Term; Since	President,
Milwaukee, WI 53202	Officer,	July 1,	U.S. Bancorp Fund
Age: 56	Vice	2014	Services, LLC
	President		(January 2014–
	and		present); CCO
	Anti-Money		(2003–2013) and
	Laundering		Senior Vice
	Officer		President, Ariel
Investments, LLC
(2010–2013).

Adam W. Smith	Secretary	Indefinite	Assistant	N/A	N/A
615 E. Michigan St.		Term; Since	Vice President,
Milwaukee, WI 53202		May 29,	U.S. Bancorp Fund
Age: 35		2015	Services, LLC
(April 2012–present);
Research Associate,
Vista360, LLC (May
2010–April 2012).

Cullen O. Small	Assistant	Indefinite	Assistant	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Vice President,
Milwaukee, WI 53202		January 22,	U.S. Bancorp Fund
Age: 29		2015	Services, LLC
(2010–present).

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Kelly A. Burns	Assistant	Indefinite	Assistant	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Vice President,
Milwaukee, WI 53202		April 23,	U.S. Bancorp Fund
Age: 29		2015	Services, LLC
(2011–present).

Melissa Aguinaga	Assistant	Indefinite	Assistant	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Vice President,
Milwaukee, WI 53202		July 1,	U.S. Bancorp Fund
Age: 29		2015	Services, LLC
(2010–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-877-642-7227. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12 month period ended June 30th is available without charge, upon request, by calling, toll free, 1-877-642-7227, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the complete schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-642-7227 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

(This Page Intentionally Left Blank.)

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Investment Adviser	Morgan Dempsey Capital Management, LLC
111 Heritage Reserve
Suite 200
Menomonee Falls, Wisconsin 53051

Legal Counsel	Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen & Company, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

 Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)  Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)  Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*  /s/ John Buckel
   John Buckel, President

Date   5/2/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ John Buckel
  John Buckel, President

Date   5/2/2017

By (Signature and Title)* /s/ Jennifer Lima
  Jennifer Lima, Treasurer

Date   5/2/2017

* Print the name and title of each signing officer under his or her signature.